                                                                  Exhibit 10.18



                          SHAREHOLDER PLEDGE AGREEMENT


        STOCK PLEDGE AGREEMENT (the "Agreement"), dated as of September 9, 1994, among GARY JOHNSON, THOMAS ST. DENIS and DENNIS WALKER, as pledgors (collectively, the "Pledgors" and individually, a "Pledgor"), and BROWN BROTHERS HARRIMAN & CO., as collateral agent (the "Collateral Agent") for (i) the lenders (the "Lenders") parties to the Credit Agreement referred to below and (ii) Brown Brothers Harriman & Co., as agent (the "Agent") for such Lenders.

        WHEREAS, each of the Pledgors is a Shareholder of CardMember Publishing Corporation, a Delaware corporation (the "Company"); and

        WHEREAS, the Company has entered into a Credit Agreement dated September 9, 1994 (as the Same may be amended, Supplemented or otherwise modified from time to time, the "Credit Agreement") with the Lenders and the Agent pursuant to which the Lenders have agreed to make Loans to the Company; and

        WHEREAS, in connection with the Credit Agreement, the Pledgors have executed and delivered in favor of the Lenders and the Agent a Guarantee, dated as of September 9, 1994 (as the Same may be amended, Supplemented or modified from time to time the "Shareholder Guarantee"), guaranteeing the prompt and complete payment by the Company of its obligations under the Credit Agreement and the Related Documents to which it is a party; and

        WHEREAS, in order to secure the obligations of each of the Pledgors under the Shareholder Guarantee, each of the Pledgors has agreed to pledge to the Collateral Agent, for the benefit of the Lenders and the Agent, all of the issued and Outstanding capital stock of the Company owned by such Pledgor (the "Pledged Shares");

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto mutually agree as follows:

        SECTION 1. Definitions. (a) As used in this Agreement, the following terms Shall have the following meanings:

              "Obligations" shall mean any and all of the debts, obligations and liabilities of the Pledgors, and each of them, to the Agent or the Lenders provided for or arising under the Shareholder Guarantee, this Agreement or any other document, agreement or instrument executed and delivered in connection with the Shareholder Guarantee or this Agreement (including, without limitation, the obligation to pay all amounts owing by the Company under the Credit Agreement and the Related Documents to which it is a party and to pay all costs and expenses incurred by the Agent or the Lenders in enforcing any remedies or rights under the Shareholder

        Guarantee, including attorneys' fees and disbursements), whether now existing or hereafter arising, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred.

               (b) Capitalized terms used but not defined herein shall have the meanings provided in the Credit, Agreement.

        SECTION 2. Security Interest. As security for the Obligations, each Pledgor hereby pledges and assigns to the Collateral Agent, for the ratable benefit of the Lenders and the Agent, and creates in the Collateral Agent, for the ratable benefit of the Lenders and the Agent, a security interest in and lien on all of its right, title and interest in and to all of such Pledgor's Pledged Shares together with all rights and privileges of such Pledgor with respect thereto, all proceeds, income and profits thereof and all property received in addition thereto, in exchange thereof or in substitution therefor (the "Collateral").

        SECTION 3. Stock Dividends, Options, Or Other Adjustments. Except as otherwise provided below, prior to the full payment and performance of the Obligations, the Collateral Agent shall receive, as Collateral, any and all additional shares of stock or any other property of any kind received, receivable, distributed or distributable on or by reason of the Collateral pledged hereunder, whether in the form of or by way of cash or stock dividends, warrants, subscription rights, partial liquidation, conversion, prepayments or redemptions (in whole or in part), liquidation, or otherwise. If any additional shares of capital stock, instruments, or other property against which a security interest can only be perfected by possession by the Collateral Agent, which are received, receivable, distributed or distributable on or by reason of the Collateral pledged hereunder, shall come into the possession or control of a Pledgor, such Pledgor shall hold or control the same in trust for the Collateral Agent, for the ratable benefit of the Lenders and the Agent, and immediately transfer and deliver the same to the Collateral Agent subject to the provisions hereof.

        SECTION 4. Delivery of Share Certificates. Simultaneously with the execution and delivery hereof, each Pledgor is delivering to the Collateral Agent all instruments and stock certificates representing such Pledgor's Pledged Shares, together with appropriate undated instruments of transfer or assignment duly executed in blank. In addition, each Pledgor shall promptly deliver to the Collateral Agent, or cause the Company to deliver directly to the Collateral Agent, share certificates or other documents representing any Collateral acquired or received after the date of this Agreement duly endorsed and Subscribed or with appropriate instruments of transfer or assignment duly executed in blank by such Pledgor. Any such share certificates or other documents representing any Collateral acquired or received by a Pledgor after the date of this Agreement shall be held by such Pledgor in trust for the Collateral Agent,


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
for the ratable benefit of the Lenders and the Agent and shall forthwith be delivered by such Pledgor to the Collateral Agent. If at any time the Collateral Agent notifies a Pledgor that additional endorsements or other instruments of transfer or assignment with respect to the Collateral held by the Collateral Agent are required, such Pledgor shall promptly execute the same in blank and deliver such endorsements or other instruments of transfer or assignment as the Collateral Agent may request.

        SECTION 5. Power of Attorney. Each Pledgor hereby constitutes and irrevocably appoints the Collateral Agent, for the ratable benefit of the Lenders and the Agent, with full power of substitution and revocation by the Collateral Agent, as such Pledgor's true and lawful attorney-in-fact, to the full extent permitted by law, for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent deems necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to affix to certificates and documents representing the Collateral the endorsements or other instruments of transfer or assignment delivered with respect thereto and to transfer or cause the transfer of the Collateral, or any part thereof, on the books of the Company. The power of attorney granted pursuant to this Agreement and all authority hereby conferred are granted and conferred solely to protect the Lenders' and the Agent's interest in the Collateral and shall not impose any duty upon the Collateral Agent, the Lenders or the Agent to exercise any power. This power of attorney shall be irrevocable as one coupled with an interest.

        SECTION 6. Representations of Pledgors. Each Pledgor represents and warrants to the Collateral Agent, the Lenders and the Agent that:

                (a) Such Pledgor has the legal right and capacity to grant the lien on the Collateral pursuant hereto;

                (b) No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person is required (i) for the pledge by such Pledgor of any Collateral pursuant to this Agreement, or (ii) for the exercise by the Collateral Agent of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except such as have been obtained or made or may be required under federal or state securities laws in connection with any sale of the Collateral;

                (c) Such Pledgor is the sole legal and beneficial owner of, and has valid and transferrable title to, the Collateral pledged by such Pledgor to the Collateral Agent pursuant hereto, free and clear of all Liens, other than the Lien in favor of the Collateral Agent, for the ratable benefit of the Lenders and the Agent, created by this Agreement;


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
                (d) There are no outstanding options, warrants or other agreements with respect to such Pledgor's Pledged Shares, except such as have been terminated or waived or as described on Exhibit B hereto;

                (e) Such Pledgor's Pledged Shares represent the percentage of the issued and outstanding capital stock of the Company set forth on Schedule I and have been validly issued and are fully paid and non-assessable and, except as set forth on Schedule I, are not subject to any charter, bylaw, statutory, contractual or other restrictions governing their issuance, transfer, ownership or control; and

                (f) All actions required to create and perfect the Lien of the Collateral Agent, for the benefit of the Lenders and the Agent, in the Collateral have been taken and the delivery to the Collateral Agent of the Collateral is effective to create a valid, perfected and exclusive first priority Lien on the Collateral in favor of the Collateral Agents for the benefit of the Lenders and the Agent.

        SECTION 7. Obligations of Pledgors. Each Pledgor further represents, warrants, and covenants to the Collateral Agent, on behalf of the Lenders and the Agent, that:

                (a) Such Pledgor will not sell, transfer or convey any interest in, or suffer or permit any Lien on or with respect to, any of the Collateral (other than as created under this Agreement) during the term of this Agreement;

                (b) Such Pledgor will, at his own expense, at any time and from time to time at the request of the Collateral Agent, do, make, procure, execute and deliver all acts, things, writings, assurances and other documents as may be reasonably requested by the Collateral Agent to further enhance, preserve, establish, demonstrate, perfect or enforce the Collateral Agent's rights, interests and remedies created by, provided in or emanating from this Agreement; and

                (c) Such Pledgor will cause the Company to execute and deliver the letter attached hereto as Exhibit A.

        SECTION 8. Rights of Pledgors. So long as no Event of Default has occurred and is continuing, each Pledgor shall be entitled to vote or consent with respect to his Collateral in any manner not inconsistent with this Agreement, the Shareholder Guarantee, the Credit Agreement or any other Related Document. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the exclusive right to vote the Collateral. Each Pledgor hereby grants to the Collateral Agent, for the ratable benefit of the Lenders and the Agent, an irrevocable proxy to vote the Collateral, which proxy shall be effective immediately upon the occurrence of an Event of Default, and upon request of the Collateral Agent, such Pledgor agrees to deliver to the Collateral Agent such further evidence of such irrevocable proxy or such further irrevocable proxy to vote the Collateral as the Collateral Agent may request.


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
        SECTION 9. Rights of the Collateral Agent. At any time upon and during the continuance of an Event of Default, the Collateral Agent may (but shall not be obligated or required to):

                (a) Cause the Collateral to be transferred to its name or to the name of its nominee or nominees and thereafter exercise as to such Collateral all of the rights, powers and remedies of an owner;

                (b) Collect by legal proceedings or otherwise all dividends, interest, principal payments, capital distributions and other sums now or hereafter payable on account of the Collateral, and hold the same as part of the Collateral, or apply the same to any of the Obligations in such manner as the Agent and the Lenders may direct in their sole discretion;

                (c) Enter into any extension, subordination, reorganization, deposit, merger, or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith deposit or surrender control of such Collateral thereunder, and accept other property in exchange therefor and hold and apply such property or money so received in accordance with the provisions hereof; and

                (d) Discharge any taxes or Liens levied or placed on the Collateral or pay for the maintenance and preservation of the Collateral; the amount of such payments, plus any and all fees, costs and expenses of the Collateral Agent, the Lenders or the Agent (including attorneys' fees and disbursements) in connection therewith, shall, at the Collateral Agent's option, be reimbursed by the Pledgors, or any of them, on demand.

        SECTION 10. Event of Default; Remedies. Upon and during the continuance of an Event of Default:

                (a) The Collateral Agent shall have all the rights and remedies of a secured party under the Uniform Commercial Code. In addition, the Collateral Agent shall have the right, without demand of performance or other demand, advertisement or notice of any kind, except as specified below, to or upon the Pledgors, or any of them, or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by law), to proceed forthwith to collect, receive, appropriate and realize upon the Collateral, or any part thereof and to proceed forthwith to sell, assign, give an option or options to purchase, contract to sell, or otherwise dispose of and deliver the Collateral or any part thereof in one or more parcels at public or private sale or sales at any stock exchange, broker's board or at any of the Collateral Agent's offices or elsewhere at such prices and on such terms and restrictions (including, without limitation, a requirement that any purchaser of all or any part of the Collateral shall be required to purchase any securities constituting the Collateral solely for investment and without any intention to make a distribution thereof)


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
as the Collateral Agent may deem appropriate without any liability for any loss due to decrease in the market value of the Collateral during the period held. The Collateral Agent shall give each Pledgor five Business Days' prior notice of any intended disposition of such Pledgor's Collateral. Such notice shall be deemed reasonable and properly given if hand delivered or made by facsimile to the address of such Pledgor indicated below. Any disposition of the Collateral or any part thereof may be for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Collateral Agent or any Lender or the Agent to purchase all or any part of the Collateral so sold at any such sale or sales, public or private, free of any equity or right of redemption, which right or equity is, to the extent permitted by applicable law, hereby expressly waived and released by each Pledgor.

                (b) All of the Collateral Agent's rights and remedies under this Agreement and under applicable law, including but not limited to the foregoing, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as the Collateral Agent may deem expedient.

                (c) The Collateral Agent may elect to obtain the advice of any independent nationally-known investment banking firm with respect to the method and manner of sale or other disposition of any of the Collateral, the best price reasonably obtainable therefor, the consideration of cash and/or credit terms, or any other details concerning such sale or disposition.

                (d) Each Pledgor recognizes that the Collateral Agent may be unable to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), or other relevant securities laws in any jurisdiction, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor agrees that private sales so made may be at prices and on other terms less favorable to the seller than if the Collateral were sold at public sale, and that the Collateral Agent has no obligation to delay the sale of any Collateral for the period of time necessary to permit the registration of the Collateral for public sale under the Securities Act or other relevant securities laws in any jurisdictions. Each Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be a commercially reasonable sale.

                (e) If any consent, approval or authorization of, or filing with, any Governmental Authority or any other Person should be necessary to effectuate any sale or other disposition of the Collateral, or any partial disposition of the Collateral, each Pledgor agrees to execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same. Each Pledgor further agrees to use its


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
best efforts to secure such sale or other disposition of the Collateral as the Collateral Agent may deem necessary pursuant to the terms of this Agreement.

                (f) Upon any sale or other disposition, the Collateral Agent shall have the right to deliver, endorse, assign and transfer to the purchaser thereof the Collateral so sold or disposed of. Each purchaser at any such sale or other disposition, including the Collateral Agent, any Lender or the Agent, shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption. Each Pledgor specifically waives, to the extent permitted by applicable law, all rights of stay or appraisal which such Pledgor had or may have under any rule of law or statute now existing or hereafter adopted.

                (g) The Collateral Agent shall not be obligated to make any sale or other disposition unless the terms thereof shall be satisfactory to it and the Lenders and the Agent. The Collateral Agent may, without notice or publication, adjourn any private or public sale, and, upon five Business Days' prior notice to the Pledgors, hold such sale at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral, on credit or future delivery, the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, but the Collateral Agent and the Lenders and the Agent shall incur no liability in case of the failure of such purchaser to take up and pay for the property so sold and, in case of any such failure, such property may again be sold as herein provided.

        SECTION 11. Disposition of Proceeds. The proceeds of any sale or disposition of all or any part of the Collateral shall be applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 13 hereof) by the Collateral Agent (as directed by the Agent and the Lenders) to the payment of all of the Obligations. Any surplus thereafter remaining shall be paid to the Pledgors, subject to the rights of any holder of a Lien on the Collateral of which the Collateral Agent has actual notice. If the proceeds from the sale of the Collateral are insufficient to satisfy the Obligations, the Pledgors, and each of them, shall remain jointly and severally liable for any deficiency in accordance with the terms of the Shareholder Guarantee and this Agreement.

        SECTION 12.  Termination.  This Agreement shall:

                (a)     create a continuing security interest in the Collateral;

                (b) remain in full force and effect for so long as the Pledgors shall have any Obligations;

                (c) be binding upon the Pledgors, and each of them, and their respective estates, executors, administrators, legal representatives, successors and assigns; and


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
                (d) inure to the benefit of the Collateral Agent, the Lenders and the Agent and their respective successors, transferees and assigns.

Without limiting the foregoing, any Lender may assign or otherwise transfer any Loans held by it or its Commitment under the Credit Agreement to any other Person, in accordance with the terms of the Credit Agreement, and such other Person shall thereupon become vested with all the benefits in respect thereof granted herein or otherwise. No Pledgor may assign its rights or obligations under this Agreement without the prior written consent of the Collateral Agent, the Lenders and the Agent.

        SECTION 13. Expenses of the Collateral Agent. All expenses (including, without limitation, attorneys' fees and disbursements) incurred by the Collateral Agent in connection with the failure by any Pledgor to perform or observe any provision of this Agreement, the exercise or enforcement of any rights of the Collateral Agent under this Agreement and the custody or preservation of any of the Collateral and any actual or attempted sale or exchange of, or any enforcement, collection, compromise or settlement respecting, the Collateral, or any other action taken by the Collateral Agent hereunder whether directly or as attorney-in-fact pursuant to a power of attorney or other authorization herein conferred, shall be deemed a joint and several obligation of the Pledgors and shall be deemed an Obligation for all purposes of this Agreement and the Collateral Agent may apply the Collateral to payment of or reimbursement of itself for such liability.

        SECTION 14. Collateral Agent's Duty. The Collateral Agent shall not be required to take any action hereunder in respect of an Event of Default unless instructed by the Agent in accordance with such subsection 8.2 of the Credit Agreement. The Collateral Agent shall not be liable for any acts, omissions, errors of judgment or mistakes of fact or law including, without limitation, acts, omissions, errors or mistakes with respect to the Collateral, except for those arising out of or in connection with the Collateral Agent's (i) gross negligence or willful misconduct, or (ii) failure to use reasonable care with respect to the safe custody of any certificate evidencing any of the Pledged Shares which are in the physical possession of the Collateral Agent. Without limiting the generality of the foregoing, the Collateral Agent shall be under no obligation to take any steps necessary to preserve rights in the Collateral against any other parties but may do so at its option, and all expenses incurred in connection therewith shall be for the account of the Pledgors, and shall be added to the Obligations secured hereby.

        SECTION 15. General Provisions. (a) The Collateral Agent or its designee is hereby appointed the attorney-in-fact of each Pledgor for the purpose of carrying out the provisions of this Agreement in accordance with the terms hereof and taking any action and executing any instrument which the Collateral Agent may deem necessary and advisable to accomplish the purposes hereof in accordance with the terms hereof, which appointment as attorney-in-fact is irrevocable as one coupled with an interest.


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
                (b) No failure on the part of the Collateral Agent, any Lender or the Agent to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Collateral Agent, any Lender or the Agent of any right, power or remedy hereunder preclude any other or future exercise thereof, or the exercise of any other right, power or remedy. The representations, covenants and agreements of the Pledgors herein contained shall survive the date hereof.

                (c) This Agreement is a Related Document to which reference is made in, and which is executed pursuant to, the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

                (d) No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgors, or any of them, herefrom nor release of all or any part of the Collateral shall in any event be effective unless the same shall be in writing, signed by the Collateral Agent and consented to in writing by the Lenders and the Agent. Any such waiver or consent or release shall be effective only in the specific instance and for the specific purpose for which it is given.

                (e) The obligations of the Pledgors under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:

                        (i) any amendment or modification or addition or supplement to the Credit Agreement, the Shareholders Guarantee or any other Related Document, any document or instrument delivered in connection therewith or any assignment or transfer thereof;

                        (ii) any exercise, non-exercise or waiver by the Collateral Agent, any Lender or the Agent of any right, remedy, power or privilege under or in respect of, or any release of any guaranty or collateral provided pursuant to, the Credit Agreement, the Shareholders Guarantee or any other Related Document;

                        (iii) any waiver, consent, extension, indulgence or other action or inaction in respect of the Credit Agreement, the Shareholders Guarantee or any other Related Document or any assignment or transfer of any thereof; or

                        (iv) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like, of the Pledgors, or any of them, or any other Person;


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
in all cases, whether or not the Pledgors, or any of them, shall have notice or knowledge of any of the foregoing.

                (f) Any written communication or document to be made or delivered by one party to another pursuant to this Agreement shall (unless otherwise specified herein or such other party has, by not less than 15 days' prior written notice to the communicating party specified another address or facsimile number) be made or delivered to such other party at the address or facsimile number identified with its signature below. All such communications and documents shall, when transmitted by overnight delivery or transmitted by facsimile, be effective when delivered for overnight delivery or transmitted by facsimile (to be promptly confirmed by the sender by telephone), respectively, or if delivered by other means, upon delivery.

                (g) THIS AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH PLEDGOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT HE MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

                (h) Each Pledgor hereby consents to the non-exclusive jurisdiction of the Supreme Court of the State of New York for New York County and the United States District Court for the Southern District of New York with respect to any suit, claim, action or proceeding arising out of or related to this Agreement or the transactions contemplated hereby and hereby waives any objection which he may have now or hereafter to the venue of any suit, claim, action or proceeding arising out of or related to this Agreement or the transactions contemplated hereby and brought in the courts specified above and also hereby waives any claim that any such suit, claim, action or proceeding has been brought in an inconvenient forum.

                (i) If any provision of this Agreement is determined by a court of competent jurisdiction to be unenforceable, such provision shall be automatically reformed and construed so as to be valid, operative and enforceable to the maximum extent permitted by the law while most nearly preserving its original intent. The invalidity of any part of this Agreement shall not render invalid the remainder of the Agreement.

                (j) This Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

                (k) The section headings in this Agreement are for convenience of reference only and shall not affect the interpretation hereof.


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
        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                       Pledgors:

                                       /s/ Gary Johnson
                                       -----------------------------------------
                                       Gary Johnson

                                       Address:
                                       c/o CardMember Publishing Corporation
                                       655 Washington Blvd., Suite 1000
                                       Stamford, Connecticut  06901

                                       Tel:    (203) 324-7635
                                       Fax:    (203) 969-0812

                                       /s/ Thomas St. Denis
                                       -----------------------------------------
                                       Thomas St. Denis

                                       Address:
                                       c/o CardMember Publishing Corporation
                                       655 Washington Blvd., Suite 1000
                                       Stamford, Connecticut  06901

                                       Tel:    (203) 324-7635
                                       Fax:    (203) 969-0812

                                       /s/ Dennis Walker
                                       -----------------------------------------
                                       Dennis Walker

                                       Address:
                                       c/o CardMember Publishing Corporation
                                       655 Washington Blvd., Suite 1000
                                       Stamford, Connecticut  06901

                                       Tel:    (203) 324-7635
                                       Fax:    (203) 969-0812


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
                                       The Collateral Agent:

                                       per pro BROWN BROTHERS
                                         HARRIMAN & CO.

                                       /s/ W. C. Sullivan III
                                       -----------------------------------------
                                       Name: W. C. Sullivan III
                                       Title: Senior Manager

                                       Address:
                                       59 Wall Street
                                       New York, New York  10005

                                       Attention:  Chief Credit Officer
                                       Tel:  212-483-1818
                                       Fax:  212-493-7280

                                                                       EXHIBIT A
                                                                              to
                                                              Shareholder Pledge
                                                                       Agreement



                       CARDMEMBER PUBLISHING CORPORATION
                      655 Washington Boulevard Suite 1000
                        Stanford, Connecticut 0690l-3724



                               September 9, 1994



Brown Brothers Harriman & Co.,
as Collateral Agent
59 Wall Street
New York, New York  10005

Gentlemen:

        Reference is made to the Shareholder Pledge Agreement dated as of the date hereof (the "Pledge Agreement") among Messrs. Gary Johnson, Thomas St. Denis and Dennis Walker, as pledgors (collectively, the "Pledgors" and individually, a "Pledgor"), and you, as collateral agent on behalf of the Lenders and the Agent referred to therein. Capitalized terms used but not defined herein have the meanings provided in the Pledge Agreement.

        In connection with the pledge of the Collateral to you by the Pledgors, the undersigned, as issuer of the Pledged Shares, hereby agrees with you as follows:

                (i) To deliver directly to you at your address set forth in the Pledge Agreement, any and all instruments and/or share certificates evidencing any right, option or warrant, and all new, additional or substituted securities issued to, or to be received by, any Pledgor by virtue of his ownership of the Pledged Shares or upon exercise by such Pledgor of any option, warrant or right attached to such Pledged Shares;

                (ii) To pay directly to you any and all cash dividends which might be declared and payable (including any unpaid dividend accrued prior to the date hereof) on any of the Pledged Shares or any of the other collateral; and

                (iii) at any time upon and during the continuance of an Event of Default, upon your presentation of executed instruments of transfer or assignment naming you or your nominee as transferee, together with stock certificates representing the Pledged Shares to be transferred, to register the transfer of such Pledged Shares to you or your nominee, as applicable.

                In addition, the undersigned agrees that, if at any time after the undersigned has registered any of its securities under the Securities Act or the Securities Exchange Act of 1934, as amended, you shall determine to exercise your right to sell all or any of the Collateral, the undersigned will, upon your request and at the undersigned's expense:

                (a) execute and deliver, and cause its directors and officers to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in your opinion, advisable to register such Collateral under the Securities Act, to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus that, in your opinion, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

                (b) use its best efforts to qualify the Collateral under the state securities or "blue sky" laws and to obtain all necessary approvals of all applicable Government Authorities for the sale of the Collateral, as you may request;

                (c) to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations thereunder;

                (d) provide you with such other information and projections as may be necessary or, in your opinion, advisable to enable you to effect the sale of the Collateral; and

                (e) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

You are hereby authorized, in connection with any sale of the Collateral, to deliver or otherwise disclose to any prospective purchaser of the Collateral (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to subsection (a) above, (ii) any information and projections provided to you pursuant to subsection (d) above and (iii) any other information in your possession or the possession of any Lender or the Agent relating to the undersigned or the Collateral.

                                        Very truly yours,


                                        CARDMEMBER PUBLISHING CORPORATION

                                        By:
                                           -------------------------------------
                                             Name:
                                             Title:



Acknowledged, Consented and Agreed To:



- -----------------------------
        Gary Johnson


- -----------------------------
        Thomas St. Denis


- -----------------------------
        Dennis Walker